UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 11, 2007

NORTHWAY FINANCIAL, INC.
(Exact name of registrant as specified in its charter)
____________________

New Hampshire	000-23129	04-3368579
(State or other jurisdiction of	Commission file number	(I.R.S. Employer
incorporation or organization)		Identification No.)

9 Main Street
Berlin, New Hampshire  03570
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (603)752-1171

 Former name or former address, if changed since last Report: N/A
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 11, 2007, Northway Financial, Inc. (the “Company” or “Northway”) issued a press release announcing that Northway had filed amendments to its Articles of Incorporation, as amended, with the New Hampshire Secretary of State to effect a 1-for-400 reverse stock split, followed immediately by an 800-for-1 forward stock split. The press release is filed herewith as Exhibit 99.1 to this report and is incorporated into this Item 5.03 by reference in its entirety.

A copy of the reverse stock split amendment and forward stock split amendment are attached as Exhibits 3.1 and 3.2, respectively, to this report, and are each incorporated herein by reference.

Item 8.01.	Other Events.

On September 11, 2007 Northway issued a press release announcing that Northway had filed amendments to its Articles of Incorporation, as amended, with the New Hampshire Secretary of State to effect a 1-for-400 reverse stock split, followed immediately by an 800-for-1 forward stock split. The press release is filed herewith as Exhibit 99.1 to this report and is incorporated into this Item 8.01 by reference in its entirety.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

3.1	Articles of Amendment, filed with the New Hampshire Secretary State on September 11, 2007
3.2	Articles of Amendment, filed with the New Hampshire Secretary State on September 11, 2007
99.1	Press Release of Northway Financial, Inc. dated September 11, 2007

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

NORTHWAY FINANCIAL, INC.

Dated: September 11, 2007	By: \s\Richard P. Orsillo
Richard P. Orsillo
Senior Vice President and Chief Financial Officer

Exhibit Index

3.1	Articles of Amendment, filed with the New Hampshire Secretary State on September 11, 2007
3.2	Articles of Amendment, filed with the New Hampshire Secretary State on September 11, 2007
99.1	Press Release of Northway Financial, Inc. dated September 11, 2007